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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      July 29, 1996
                                                 ------------------------

                            FREMONT GOLD CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     33-0773-A                 65-0110447
        --------                     ---------                 ----------
(State or other jurisdiction       (Commission              (IRS Employer
  of incorporation)                  File Number)            Identification No.)


777 Hornby Street, Suite 2000, Vancouver, British Columbia,       V6Z 1S4
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       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code       (604) 682-4606
                                                   ------------------------

                        The Rothchild Companies, Inc.,
  1055 West Hastings Street, Suite 2380, Vancouver, British Columbia V6E 2E9
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         (Former name or former address, if changed since last report.)
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ITEM 5.        OTHER EVENTS.

               On July 29, 1996, The Rothchild Companies, Inc., filed Amended and Restated Certificate of Incorporation, attached hereto as an exhibit, with the Secretary of State of the State of Delaware. As a result of such filing, the name of the corporation has been changed from "The Rothchild Companies, Inc." to "Fremont Gold Corporation." Management believes that the new name better reflects the new direction of the Company's business, the exploration and development of mineral properties, primarily gold and copper properties located in Latin America. Effective August 6, 1996, the Company's Common Stock began trading under the symbol "FGLD". The new address for the Company's principle executive offices is 777 Hornby Street, Suite 2000, Vancouver, British Columbia, V6Z 1S4.

               On August 5, 1996, Fremont Gold Corporations issued a press release, attached hereto as an exhibit, announcing the change in the corporation's name and recent changes in the corporation's directors and officers.

               On August 7, 1996, Fremont Gold Corporation issued a press release, attached hereto as an exhibit, announcing its acquisition of three mineral exploration properties located in Chile. These mineral property interests are held by Inversiones Mineras Ayl S.A., a Chilean corporation ("IMSA") through existing leases and purchase options. IMSA is a 99% subsidiary of Flagship Holdings, Ltd., a Barbados corporation ("Flagship"). The Company acquired Flagship by issuing 3,560,000 shares of its common stock in exchange for all of the issued and outstanding shares of Flagship's common stock.

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ITEM 7.        EXHIBITS

Exhibit Number               Description
- --------------               -----------

    99.1          Amended and Restated Certificate of Incorporation

    99.2          Press Release of the Company dated August 5, 1996

    99.3          Press Release of the Company dated August 7, 1996.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            /s/ Michael J. Hopley
                                            --------------------------------
                                                  Michael J. Hopley
                                                  Chief Executive Officer
Date: August 8, 1996



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